UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 7, 2008

Date of Report (Date of earliest event reported)

FCStone Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33363	42-1091210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri 64116

(Address of principal executive offices) (Zip Code)

(800) 255- 6381

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Gutierrez Employment Agreement

On November 7, 2008, FCStone Group, Inc. (the “Company”) entered into an employment agreement with its Chief Operations Officer, Steve Gutierrez (“Gutierrez”). The Gutierrez Employment Agreement is effective as of September 1, 2008 and has an initial term of two years.

Under the Gutierrez Employment Agreement, Mr. Gutierrez is entitled to receive a minimum annual base salary of at least $330,000. In addition, Mr. Gutierrez is eligible for an annual performance-based bonus, as determined according to bonus eligibility criteria set by the Company’s board of directors or compensation committee in consultation with the Company’s Chief Executive Officer. The amount of any bonus opportunity is determined by the board of directors or the compensation committee in its discretion, consistent with the Company’s performance, Mr. Gutierrez’s contribution to the Company’s performance and any other bonus eligibility criteria set for that fiscal year. Mr. Gutierrez also is eligible to receive long-term incentive compensation under the Company’s executive long term incentive plan. He also is eligible to participate in all employee and executive pension and welfare benefit plans and programs, fringe benefits and perquisites generally available to the Company’s senior executives, as amended from time to time. The Gutierrez Employment Agreement provides that the Company will make certain payments upon termination of Mr. Gutierrez’s employment as follows:

•

if Mr. Gutierrez dies during the term of his employment, his legal representatives will receive any unpaid base salary through the date of his death, any earned but unpaid annual performance-based bonus, a pro-rated annual bonus for the fiscal year in which he died based on the actual bonus determined and paid at the end of such year, and any vested and accrued compensation and benefits under the Gutierrez Employment Agreement or other plan or policy of the Company.

•

if the Company terminates Mr. Gutierrez’s employment due to his physical or mental disability (as defined in the Company’s long-term disability insurance policy or, if the Company has no long-term disability insurance policy, as determined by a licensed physician mutually selected by the Company and Mr. Gutierrez), he will receive any earned but unpaid annual performance-based bonus, a pro-rated annual bonus for the fiscal year in which the termination occurs based on the actual bonus determined and paid at the end of such year, and any vested and accrued compensation and benefits under the Gutierrez Employment Agreement or other plan or policy of the Company. In addition, prior to such termination, the Company will continue to pay his compensation, less any disability payments he receives under the Company’s short-term or long-term disability policies or plans.

•

if Mr. Gutierrez terminates his employment without good reason, or the Company terminates his employment for cause, he will receive any unpaid base salary, reimbursable business expenses and any vested and accrued compensation and benefits under the Gutierrez Employment Agreement or other plan or policy of the Company.

•

if Mr. Gutierrez terminates his employment for good reason or the Company terminates his employment other than on account of death or disability or for cause, he will receive any unpaid base salary and reimbursable business expenses due up through the date of termination, any earned but unpaid annual performance-based bonus, a pro-rated annual bonus for the fiscal year in which the termination occurs based on the actual bonus determined and paid at the end of such year, an amount equal to 160% of the sum of his then current annual base salary and prior year annual performance-based bonus, and any vested and accrued compensation and benefits under the Gutierrez Employment Agreement or other plan or policy of the Company.

The Gutierrez Employment Agreement prohibits Mr. Gutierrez from competing with the Company or soliciting away the Company’s customers and employees during the 24 months immediately following any termination of his employment. In addition, the Gutierrez Employment Agreement requires Mr. Gutierrez to maintain the confidentiality of the Company’s confidential information during the term of his employment and following any termination of his employment.

The description in this report of the Gutierrez Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Gutierrez Employment Agreement, a copy of which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Dunaway Employment Agreement

On November 7, 2008, the Company entered into an employment agreement with its Chief Financial Officer, William J. Dunaway (“Dunaway”). The Dunaway Employment Agreement is effective as of September 1, 2008 and has an initial term of two years.

Under the Dunaway Employment Agreement, Mr. Dunaway is entitled to receive a minimum annual base salary of at least $200,000. In addition, Mr. Dunaway is eligible for an annual performance-based bonus, as determined according to bonus eligibility criteria set by the Company’s board of directors or compensation committee in consultation with the Company’s Chief Executive Officer. The amount of any bonus is determined by the board of directors or the compensation committee in its discretion, consistent with the Company’s performance, Mr. Dunaway’s contribution to the Company’s performance and any other bonus eligibility criteria set for that fiscal year. Mr. Dunaway also is eligible to receive long-term incentive compensation under the Company’s executive long term incentive plan. He also is eligible to participate in all employee and executive pension and welfare benefit plans and programs, fringe benefits and perquisites generally available to the Company’s senior executives, as amended from time to time. The Dunaway Employment Agreement provides that the Company will make certain payments upon termination of Mr. Dunaway’s employment as follows:

•

if Mr. Dunaway dies during the term of his employment, his legal representatives will receive any unpaid base salary through the date of his death, any earned but unpaid annual performance-based bonus, a pro-rated annual bonus for the fiscal year in which he died based on the actual bonus determined and paid at the end of such year, and any vested and accrued compensation and benefits under the Dunaway Employment Agreement or other plan or policy of the Company.

•

if the Company terminates Mr. Dunaway’s employment due to his physical or mental disability (as defined in the Company’s long-term disability insurance policy or, if the Company has no long-term disability insurance policy, as determined by a licensed physician mutually selected by the Company and Mr. Dunaway), he will receive any earned but unpaid annual performance-based bonus, a pro-rated annual bonus for the fiscal year in which the termination occurs based on the actual bonus determined and paid at the end of such year, and any vested and accrued compensation and benefits under the Dunaway Employment Agreement or other plan or policy of the Company. In addition, prior to such termination, the Company will continue to pay his compensation, less any disability payments he receives under the Company’s short-term or long-term disability policies or plans.

•

if Mr. Dunaway terminates his employment without good reason, or the Company terminates his employment for cause, he will receive any unpaid base salary, reimbursable business expenses and any vested and accrued compensation and benefits under the Dunaway Employment Agreement or other plan or policy of the Company.

•

if Mr. Dunaway terminates his employment for good reason or the Company terminates his employment other than on account of death or disability or for cause, he will receive any unpaid base salary and reimbursable business expenses due up through the date of termination, any earned but unpaid annual performance-based bonus, a pro-rated annual bonus for the fiscal year in which the termination occurs based on the actual bonus determined and paid at the end of such year, an amount equal to 140% of the sum of his then current annual base salary and prior year annual performance-based bonus, and any vested and accrued compensation and benefits under the Dunaway Employment Agreement or other plan or policy of the Company.

The Dunaway Employment Agreement prohibits Mr. Dunaway from competing with the Company or soliciting away the Company’s customers and employees during the 24 months immediately following any termination of his employment. In addition, the Dunaway Employment Agreement requires Mr. Dunaway to maintain the confidentiality of the Company’s confidential information during the term of his employment and following any termination of his employment.

The description in this report of the Dunaway Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Dunaway Employment Agreement, a copy of which is attached to this report as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

10.1	Executive Employment Agreement, effective September 1, 2008, between the Company and Steve Gutierrez.

10.2	Executive Employment Agreement, effective September 1, 2008, between the Company and William J. Dunaway.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCSTONE GROUP, INC.

Dated: November 12, 2008

	By:	/s/ Paul G. Anderson
Paul G. Anderson
Chief Executive Officer